UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2006
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 8.01 OTHER EVENTS
     On June 27, 2006, the company issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein, announcing a tender offer and consent solicitation for its 2.50 percent senior convertible notes.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     The following Exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.
          (d) Exhibits

Exhibit
No.	Description	Page

99.1	Press Release dated June 27, 2006	E-1
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NAVISTAR INTERNATIONAL CORPORATION
                              Registrant

Date: June 27, 2006	/s/Robert C. Lannert
Robert C. Lannert
Vice Chairman and Chief Financial Officer